Exhibit 99.2

UNWIND AGREEMENT

dated as of June 12, 2013

with respect to the Warrant Confirmations

between TAKE-TWO INTERACTIVE SOFTWARE, INC. and JPMORGAN CHASE BANK,

NATIONAL ASSOCIATION, LONDON BRANCH

THIS UNWIND AGREEMENT (this “Agreement”) with respect to the Warrant Confirmations (as defined below) is made as of June 12, 2013 between Take-Two Interactive Software, Inc. (the “Company”) and JPMorgan Chase Bank, National Association, London Branch.

WHEREAS, the Company and Dealer entered into a base warrant confirmation, dated as of May 28, 2009 (the “Base Warrant Confirmation”), and an additional warrant confirmation, dated as of May 29, 2009 (the “Additional Warrant Confirmation” and together with the Base Warrant Confirmation, the “Warrant Confirmations”), each pursuant to which the Company issued to Dealer warrants to purchase shares of common stock, par value $0.01 per share, of the Company;

WHEREAS, the Company has requested, and Dealer has agreed, to unwind the Warrant Confirmations subject to the terms and conditions set forth herein;

NOW, THEREFORE, in consideration of their mutual covenants herein contained and notwithstanding anything to the contrary in the Warrant Confirmations, the parties hereto, intending to be legally bound, hereby mutually covenant and agree as follows:

1.        Defined Terms.    Any capitalized term not otherwise defined herein shall have the meaning set forth for such term in the Warrant Confirmations.

2.        Early Redemption.    The Company agrees that:

(a)    if it calls its Convertible Senior Notes due 2014 (the “Convertible Notes”) for redemption pursuant to the terms thereof, it shall notify Dealer in writing on the date that the Company is first able to provide the representation set forth in Section 2(b) below of the scheduled redemption date and, if the Company elected to settle the related conversion obligations in respect of conversions of Convertible Notes called for redemption (the “Called Notes Conversion Obligation”) in cash or a combination of cash and Shares, the fixed amount of cash per Convertible Note that the Company has elected to deliver to holders of such Convertible Notes (such notice, the “Dealer Redemption Notice”); and

(b)    the Dealer Redemption Notice shall contain a representation that, on the date thereof, each of the Company and its affiliates is not in possession of any material nonpublic information regarding the Company or the Shares.

3.        Warrant Unwind.    (a)    Each party agrees that an Early Termination Date under the Warrant Confirmations shall occur on June 1, 2014 provided that the Company, prior to June 1, 2014, has provided Dealer with a written notice that, as of the date of such notice, each of the Company and its affiliates is not in possession of any material nonpublic information regarding the Company or the Shares.

(b)    Notwithstanding the foregoing, if Dealer receives the Dealer Redemption Notice containing the representation set forth in Section 2(b) above prior to June 1, 2014, the date that Dealer receives the Dealer Redemption Notice shall be an Early Termination Date under the Warrant Confirmations.

(c)    Any termination under clause (a) or (b) above shall terminate all Transactions under the Warrant Confirmations as the Affected Transactions with the Company as the sole Affected Party, and the Company shall pay to Dealer the Early Termination Amount in USD on the date provided in Section 6(d)(ii)(2) of the Agreement (as defined in the Warrant Confirmations).

(d)    For purposes of the foregoing:

(i)    If the Early Termination Date occurs on or prior to the 54th Scheduled Valid Day immediately preceding the scheduled redemption date for the Convertible Notes (the “Matched Cut-off Date”) and the Called Notes Conversion Obligation is entirely in cash or a combination of Shares and cash in excess of USD 1,000 per $1,000 principal amount of Convertible Notes, Dealer shall calculate the Early Termination Amount in accordance with the Agreement (as defined in the Warrant Confirmations) by calculating the sum of, for each Hedge Unwind Date in the Matched Hedge Unwind Period, the Daily Early Termination Amount in respect of a pro rata number of Warrants for which it has not calculated a prior Daily Early Termination Amount pursuant to this clause (d). In calculating each Daily Early Termination Amount, Dealer shall use as the stock price input the Settlement Price on the relevant Hedge Unwind Date (it being understood that Settlement Price has the meaning set forth in the Warrant Confirmations without giving effect to the second sentence thereof, and references to “Valuation Date” shall be references to “Hedge Unwind Date”). As used herein:

(A)    “Daily Early Termination Amount” means an Early Termination Amount as calculated in accordance with the Agreement (as defined in the Warrant Confirmations) in respect of such pro rata number of Warrants for which a Daily Early Termination Amount is being calculated;

(B)    “Matched Hedge Unwind Period” means the fifty consecutive Valid Days beginning on, and including, the 52nd Scheduled Valid Day immediately preceding the scheduled redemption date for the Convertible Notes;

(C)    “Valid Day” means a day on which (i) there is no Market Disruption Event and (ii) trading in the Shares generally occurs on the Exchange or, if the Shares are not then listed on the Exchange, on the principal other United States national or regional securities exchange on which the Shares are then listed or, if the Shares are not then listed on a United States national or regional securities exchange, on the principal other market on which the Shares are then traded. If the Shares are not so listed or traded, “Valid Day” means a Business Day;

(D)    “Scheduled Valid Day” means a day that is scheduled to be a Valid Day on the principal United States national or regional securities exchange or market on which the Shares are listed or admitted for trading. If the Shares are not so listed or admitted for trading, “Scheduled Valid Day” means a Business Day; and

(E)    “Business Day” means any day other than a Saturday, a Sunday or a day on which the Federal Reserve Bank of New York is authorized or required by law or executive order to close or be closed.

(ii)    If the Early Termination Date occurs after the Matched Cut-off Date (including after the redemption date for the Convertible Notes) or if the Company does not redeem the Convertible Notes, Dealer shall calculate the Early Termination Amount in accordance with the Agreement (as defined in the Warrant Confirmations), except that the stock price input used to calculate the Early Termination Amount shall be calculated by referencing each Settlement Price (it being understood that Settlement Price has the meaning set forth in the Warrant Confirmations without giving effect to the second sentence thereof, and references to “Valuation Date” shall be references to “Hedge Unwind Date”) on each Hedge Unwind Date.

(iii)    A “Hedge Unwind Date” means (i) in respect of clause (d)(i) above, each Valid Day during the Matched Hedge Unwind Period or (ii) in respect of clause (d)(ii) above, each date, chosen by Dealer in its commercially reasonable discretion, on which Dealer unwinds its hedge of the Warrants underlying the Warrant Confirmations.

(iv)    Notwithstanding the foregoing, if any Hedge Unwind Date is a Disrupted Day in part, then the Settlement Price on such Hedge Unwind Date shall be the volume-weighted average price per Share on such Hedge Unwind Date on the Exchange for such time period, as determined by Dealer based on such sources as it deems appropriate using a volume-weighted methodology, for the portion of such Hedge Unwind Date for which Dealer determines there is no Market Disruption Event and the Early Termination Amount shall be adjusted by Dealer to account for such disruption. For purposes of this Agreement, “Market Disruption Event” shall have the meaning set forth in Section 6.3(a) of the Equity Definitions but amended by replacing clause (ii) in its entirety with “(ii) an Exchange Disruption, or” and inserting immediately following clause (iii) the phrase “; in each case that the Calculation Agent determines is material.”

4.        Representations and Warranties of the Company.    The Company represents and warrants to Dealer on the date hereof that:

(a)    it has the power to execute this Agreement and any other documentation relating to this Agreement to which it is a party, to deliver this Agreement and to perform its obligations under this Agreement and has taken all necessary action to authorize such execution, delivery and performance;

(b)    such execution, delivery and performance do not violate or conflict with any law applicable to it, any provision of its constitutional documents, any order or judgment of any court or other agency of government applicable to it or any of its assets or any material contractual restriction binding on or affecting it or any of its assets;

(c)    all governmental and other consents that are required to have been obtained by it with respect to this Agreement have been obtained and are in full force and effect and all conditions of any such consents have been complied with;

(d)    its obligations under this Agreement constitute its legal, valid and binding obligations, enforceable in accordance with their terms (subject to applicable bankruptcy, reorganization, insolvency, moratorium or similar laws affecting creditors’ rights generally and subject, as to enforceability, to equitable principles of general application (regardless of whether enforcement is sought in a proceeding in equity or at law)); and

(e)    it is not entering into this Agreement to create actual or apparent trading activity in the Shares (or any security convertible into or exchangeable for the Shares) or to manipulate the price of the Shares (or any security convertible into or exchangeable for the Shares).

5.         Representations and Warranties of Dealer.    Dealer represents and warrants to the Company on the date hereof that:

(a)    it has the power to execute this Agreement and any other documentation relating to this Agreement to which it is a party, to deliver this Agreement and to perform its obligations under this Agreement and has taken all necessary action to authorize such execution, delivery and performance;

(b)    such execution, delivery and performance do not violate or conflict with any law applicable to it, any provision of its constitutional documents, any order or judgment of any court or other agency of government applicable to it or any of its assets or any material contractual restriction binding on or affecting it or any of its assets;

(c)    all governmental and other consents that are required to have been obtained by it with respect to this Agreement have been obtained and are in full force and effect and all conditions of any such consents have been complied with;

(d)    its obligations under this Agreement constitute its legal, valid and binding obligations, enforceable in accordance with their terms (subject to applicable bankruptcy, reorganization, insolvency, moratorium or similar laws affecting creditors’ rights generally and subject, as to enforceability, to equitable principles of general application (regardless of whether enforcement is sought in a proceeding in equity or at law)); and

(e)    it shall not purchase Shares in connection with this Agreement on any Hedge Unwind Date occurring prior to the scheduled redemption date for the Convertible Notes.

6.         Account for Payment to Dealer:

  To Be Provided

7.        Notices.    For purposes of this Agreement:

(a)	Address for notices or communications to the Company:

Take-Two Interactive Software, Inc.

622 Broadway

New York, New York

Attention: Treasurer

Telephone No.:    (646) 536-2842

Facsimile No.:    (646) 941-3566

  (b) Address for notices or communications to Dealer:

JPMorgan Chase Bank, National Association

EDG Marketing Support

Email: edg_notices@jpmorgan.com

edg_ny_corporate_sales_support@jpmorgan.com

With a copy to:

Attention:        Santosh Sreenivasan

Title:                    Managing Director

Telephone No:    (212) 622-5604

Facsimile No:     (917) 464-2505

8.        Governing Law.    This Agreement shall be governed by and construed in accordance with the laws of the State of New York (without reference to choice of law doctrine).

9.        Counterparts.    This Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if all of the signatures thereto and hereto were upon the same instrument.

10.        No Reliance, etc.    The Company hereby confirms that it has relied on the advice of its own counsel and other advisors (to the extent it deems appropriate) with respect to any legal, tax, accounting, or regulatory consequences of this Agreement, that it has not relied on Dealer or its affiliates in any respect in connection therewith, and that it will not hold Dealer or its affiliates accountable for any such consequences.

11.        Role of Agent.    Each party agrees and acknowledges that (i) J.P. Morgan Securities LLC, an affiliate of Dealer (“JPMS”), has acted solely as agent and not as principal with respect to this Agreement and (ii) JPMS has no obligation or liability, by way of guaranty, endorsement or otherwise, in any manner in respect of this Agreement (including, if applicable, in respect of the settlement thereof). Each party agrees it will look solely to the other party (or any guarantor in respect thereof) for performance of such other party’s obligations under this Agreement.

12.        Acknowledgments and Agreements.    The Company acknowledges and agrees that (i) the Company does not have, and shall not attempt to exercise, any influence over how, when or whether to effect sales of the Shares by Dealer (or its agent or affiliate) in connection with this Agreement and (ii) the Company is entering into this Agreement in good faith and not as part of a plan or scheme to evade compliance with federal securities laws including, without limitation, Rule 10b-5 promulgated under the Securities Exchange Act of 1934, as amended. For the avoidance of doubt, the Company agrees that Section 13.2 of the Equity Definitions remains applicable with respect to the unwinds of any Hedge Positions and Hedging Activities of Dealer in respect of the Transactions subject to the Warrant Confirmations.

13.        No Exercise.    The parties hereto agree that on and after the occurrence of an Early Termination Date pursuant to Section 3 above, no Warrants may be exercised under the Warrant Confirmations, and any payments with respect thereto shall be made pursuant to this Agreement (for the avoidance of doubt, all other provisions under the Warrant Confirmations shall remain in full force and effect but as applied to this Agreement, except that if an Early Termination Date or other cancellation occurs thereunder on or after an Early Termination Date hereunder, the Matched Hedge Unwind Period shall be such period as Dealer determines in its sole discretion). For the avoidance of doubt, the Number of Warrants subject to termination pursuant to Section 3(b) above shall be equal to the Number of Warrants last in effect on the date that Dealer receives the Dealer Redemption Notice, subject to adjustment as provided in Sections 3, 9(f) and 9(k) of the Warrant Confirmations and as provided in the Equity Definitions incorporated into the Warrant Confirmations.

14.        Release.    The parties hereto agree that payment of the amounts referred to above in Section 3 shall be in full satisfaction of all obligations owed under the Warrant Confirmations and that following payment of the amounts referred to above in Section 3, the Company and Dealer shall be discharged and fully released with respect to each other from any further duties or obligations under the Warrant Confirmations.

IN WITNESS WHEREOF, the parties have executed this AGREEMENT the day and the year first above written.

TAKE-TWO INTERACTIVE SOFTWARE, INC.

By:	/s/ Lainie Goldstein
	Name:	Lainie Goldstein
	Title:	Chief Financial Officer

JPMORGAN CHASE BANK, NATIONAL ASSOCIATION by J.P. Morgan Securities LLC, as its agent

By:	/s/ Tim Oeljeschlaeger
	Name:	Tim Oeljeschlaeger
	Title:	Vice President